Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Diapulse Corporation of America (the “Company”) for the quarter ended June 30, 2008, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, being the Chief Executive Officer and Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 12, 2008	By:	/s/ David Mr. Ross
David M. Ross President, Chief Executive Officer and Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to Diapulse Corporation of America and will be retained by Diapulse Corporation of America and furnished to the Securities and Exchange Commission or its staff upon request.

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